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                                                                    EXHIBIT 10.1



                               RIVIANA FOODS INC.


                                 P. O. Box 2636
                              Houston, Texas 77252

                                                       Telephone: (713) 529-3251
                                                             Fax: (713) 529-1866

                                February 1, 2001


Mr. Frank A. Godchaux III
600 Fifth Street
Abbeville, Louisiana 70510

         Re:  AMENDMENT TO CONSULTING AGREEMENT

Dear Frank:

         The purpose of this letter is to amend the Consulting Agreement between you and the Company dated January 1, 1996.

         Effective as of February 1, 2001, the rate paid by the Company to you as set forth in paragraph 2. of the Agreement shall be $65,000 per year.

         All other terms of the Consulting Agreement shall remain in full force and effect.

         Please indicate your agreement by signing and returning a copy to me.

                                                Yours very truly,

                                                RIVIANA FOODS INC.


                                                By: /s/ Joseph A. Hafner, Jr.
                                                    ----------------------------
                                                    Joseph A. Hafner, Jr.
                                                    President


The foregoing agreement is
hereby accepted and agreed.

/s/ Frank A. Godchaux III
---------------------------------
Frank A. Godchaux III, Consultant